UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 16, 2003

MICROCHIP TECHNOLOGY INCORPORATED

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices)

(480) 792-7200

(Registrant’s Telephone Number, Including Area Code)

Item 7.                 Financial Statements and Exhibits.

(c)	Exhibits

	99.1	October 16, 2003 Press Release: Microchip Technology Announces Second Quarter Fiscal Year 2004 Financial Results.

Item 12.                                                Results of Operations and Financial Condition.

This information is being furnished pursuant to Item 12 – Results of Operations and Financial Condition – as provided in SEC Release No. 34-47226.

On October 16, 2003, we announced the results of our operations for the quarter ended September 30, 2003.  The complete release is attached to this report as Exhibit 99.1.

The attached press release includes information regarding certain of our historical results on a pro forma basis (a non-GAAP financial measure).  We believe that the pro forma data provides investors with a useful representation of our core ongoing performance, and a helpful baseline for assessing our future earnings potential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microchip Technology Incorporated
(Registrant)

Dated: October 16, 2003	By:	/s/ Gordon W. Parnell
Gordon W. Parnell
Vice President, Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBITS

99.1                                       October 16, 2003:  Microchip Technology Announces Second Quarter Fiscal Year 2004 Financial Results.